                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

====================================================================================================================================
                                     Original       Beginning                                 Current                     Ending
                      Certificate  Certificate     Certificate                                Realized     Total        Certificate
 Class        Cusip      Rate        Balance         Balance        Interest      Principal     Loss    Distribution      Balance
------------------------------------------------------------------------------------------------------------------------------------
 AF-1       60935BEL9  6.89125%   401,250,000.00  252,643,000.00  1,499,216.90  5,229,000.00    0.00    6,728,216.90  247,414,000.00
Factors per Thousand                                               3.73636610    13.03177570            16.76814180    616.60809969
------------------------------------------------------------------------------------------------------------------------------------
 AF-2       60935BEM7  6.72000%   133,750,000.00  84,209,000.00    487,289.41   1,743,000.00    0.00    2,230,289.41   82,466,000.00
Factors per Thousand                                               3.64328533    13.03177570            16.67506103    616.56822430
------------------------------------------------------------------------------------------------------------------------------------
POOL I                            535,000,000.00  336,852,000.00  1,986,506.31  6,972,000.00    0.00    8,958,506.31  329,880,000.00
Totals                                                             3.71309591    13.03177570            16.74487161    616.59813084
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  A-V       60935BEN5  6.88125%   360,000,000.00  188,968,861.07  1,119,738.92  9,348,101.66    0.00   10,467,840.58  179,620,759.41
Factors per Thousand                                               3.11038590    25.96694906            29.07733495    498.94655392
------------------------------------------------------------------------------------------------------------------------------------
POOL II                           360,000,000.00  188,968,861.07  1,119,738.92  9,348,101.66    0.00   10,467,840.58  179,620,759.41
Totals                                                             3.11038590    25.96694906            29.07733495    498.94655392
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTALS                            895,000,000.00  525,820,861.07  3,106,245.23  16,320,101.66   0.00   19,426,346.89  509,500,759.41
====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

====================================================================================================================================

                          Certificate Information                                        Other Trust Information


    Pool I
                Interest      Carry Forward    Monthly Advance
              Requirement         Amount        for Bankruptcy        Libor                                                  6.621%

        AF-1  1,499,216.90        0.00              0.00              Aggregate Spread Account Beginning Balance      43,929,877.78
        AF-2   487,289.41         0.00              0.00                 Interest Earnings                               221,330.99
                                                                         Adjustments                                         177.60
                                                                         Deposits to Spread Account                            0.00
                                                                         Withdrawals from Spread Account                (170,991.32)
    POOL II                                                           Aggregate Ending Spread Account Balance         43,980,395.05
                                                                      Aggregate Interest Earnings                      3,208,708.77
         AV   1,119,738.92        0.00              0.00              Aggregate Ending Spread Account Balance less
                                                                        Interest Earnings                             40,771,686.28
                                                                      Aggregate Specified Spread Account Requirement  40,942,500.00


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

====================================================================================================================================
                                                         POOL I

     SCHEDULE OF REMITTANCE                                              COLLATERAL INFORMATION
Aggregate Amount Received        9,321,543.86                Adjusted Mortgage Interest Rate                                 9.790%
                                                             Aggregate Beginning Principal Balance of Loans          336,870,813.60
Monthly Advance                    109,636.18                Aggregate Ending Principal Balance of Loans             329,900,237.70
(Unreimbursed Monthly Advance)           0.00                Compensating Interest                                           650.63
(Servicer Fee)                     (67,572.06)               Curtailments                                                661,924.75
(Contingency Fee)                  (67,572.06)               Excess and Monthly Payments                                 557,534.68
(Late Charges)                     (91,496.46)               Interest Received                                         2,807,780.13
(Escrow)                          (127,090.80)               Monthly Excess Spread Percentage                                  100%
(Excess Spread)                   (761,729.90)               Payments And Reimbursements to the Servicers Pursuant to:
                                -------------
                                (1,005,825.09)                    Section 4.01(f)                                        135,144.12
                                                             Principal Prepayments (Number/Amount)              106    5,063,171.86
AVAILABLE REMITTANCE AMOUNT      8,315,718.77                Realized Losses (Current/Cumulative)        687,944.60    8,889,584.81
                                =============
                                                             Certificate Remittance Amount from Pool I                    86,162.25
                                                             WAC                                                            10.411%
                                                             WAM                                                             265.48
FEES
Contingency Fee                     67,572.06                    SPREAD ACCOUNT INFORMATION
Expense Account                      3,157.99                Spread Account Beginning Balance                         27,084,400.84
Insurance Fee                       30,878.00                   Interest Earnings                                        140,844.53
Servicer Fee                        67,572.06                   Adjustments                                                  113.02
                                                                Deposits to Spread Account                                     0.00
                                                                Withdrawals from Spread Account for Insured Payment            0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES     Total Withdrawals from Spread Account                       (177.60)
  6/30/00                   7/31/00              8/31/00     Ending Spread Account Balance                            27,225,180.79
  -------                   -------              -------
  10.438%                   10.426%              10.418%     Aggregate Interest Earnings                               2,043,863.50
                                                             Ending Spread Account Balance less Interest Earnings     25,181,317.29
                                                             Specified Spread Account Requirement                     20,062,500.00

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

====================================================================================================================================
                                                           POOL II

  SCHEDULE OF REMITTANCE                                                     COLLATERAL INFORMATION
Aggregate Amount Received          10,572,706.55             Adjusted Mortgage Interest Rate                                10.188%
                                                             Aggregate Beginning Principal Balance of Loans          188,978,189.30
Monthly Advance                        61,647.70             Aggregate Ending Principal Balance of Loans             179,628,661.70
(Unreimbursed Monthly Advance)              0.00             Compensating Interest                                           441.53
(Servicer Fee)                        (37,882.73)            Curtailments                                                495,994.30
(Contingency Fee)                     (37,882.73)            Excess and Monthly Payment                                   87,584.62
(Late Charges)                        (94,361.00)            Interest Received                                         1,638,227.82
(Escrow)                             (147,556.18)            Monthly Excess Spread Percentage                                  100%
(Excess Spread)                      (484,726.39)            Payments And Reimbursements to the Servicers Pursuant to:
                                   -------------
                                     (740,761.33)                 Section 4.01(f)                                         75,765.46
                                                             Principal Prepayments (Number/Amount)               82    8,101,080.34
AVAILABLE REMITTANCE AMOUNT         9,831,945.22             Realized Losses (Current/Cumulative)        664,868.27    5,020,558.64
                                   =============
                                                             Certificate Remittance Amount from Pool II                        0.00
                                                             WAC                                                            10.813%
                                                             WAM                                                             333.78
FEES
Contingency Fee                        37,882.73                 SPREAD ACCOUNT INFORMATION
Expense Account                         2,322.74             Spread Account Beginning Balance                         16,845,476.94
Insurance Fee                          17,322.00                Interest Earnings                                         80,486.46
Servicer Fee                           37,882.73                Adjustments                                                   64.58
                                                                Deposits to Spread Account                                     0.00
                                                                Withdrawals from Spread Account                         (170,813.72)
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES  Ending Spread Account Balance                            16,755,214.26
   6/30/00                  7/31/00              8/31/00     Aggregate Interest Earnings                               1,164,845.27
   -------                  -------              -------
   10.072%                  10.262%              10.502%     Ending Spread Account Balance less Interest Earnings     15,590,368.99
                                                             Specified Spread Account Requirement                     20,880,000.00

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

===================================================================================================================================
                                                       EXHIBIT L


                                             --------------------------------------------------------------------------------------
       POOL I                                   DELINQUENT INFOR.         # LOANS              AMOUNT              PERCENTAGE
                                             --------------------------------------------------------------------------------------
                                             Delinquent 1-29 Days           634             29,783,372.09             9.03%
-----------------------------------------    Delinquent 30-59 Days          142              7,768,709.11             2.35%
 Outstanding Balance      329,900,237.70     Delinquent 60-89 Days           47              2,418,822.72             0.73%
-----------------------------------------    Delinquent 90 and over         104              5,814,541.99             1.76%
     # Accounts                    6,526     Loans in Foreclosure           191             13,744,281.80             4.17%
-----------------------------------------    REO Property                    65              3,921,845.00             1.19%
                                                                      -------------------------------------------------------------
                                             TOTALS                       1,183             63,451,572.71            19.23%
                                             --------------------------------------------------------------------------------------

                                             --------------------------------------------------------------------------------------
       POOL II                                  DELINQUENT INFOR.         # LOANS              AMOUNT              PERCENTAGE
                                             --------------------------------------------------------------------------------------
                                             Delinquent 1-29 Days           239             18,242,160.84            10.16%
-----------------------------------------    Delinquent 30-59 Days           76              6,296,564.66             3.51%
 Outstanding Balance      179,628,661.70     Delinquent 60-89 Days           20              1,379,316.16             0.77%
-----------------------------------------    Delinquent 90 and over          57              5,491,908.45             3.06%
     # Accounts                    2,308     Loans in Foreclosure           162             13,129,614.28             7.31%
-----------------------------------------    REO Property                    41              2,974,111.04             1.66%
                                                                      -------------------------------------------------------------
                                             TOTALS                         595             47,513,675.43            26.45%
                                             --------------------------------------------------------------------------------------

===================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039